UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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BACKWEB TECHNOLOGIES LTD.
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November 30, 2006

Dear Fellow Shareholder:

You are cordially invited to attend the 2006 Annual General Meeting of Shareholders of BackWeb Technologies Ltd., on Thursday, December 28, 2006, beginning at 4:00 p.m., local time, at the Company’s principal executive offices located at 10 Ha’amal St., Park Afek, Rosh Ha’ayin 48092, Israel. All shareholders of record on November 28, 2006 are invited to attend the Annual General Meeting.

The Notice of Annual General Meeting of Shareholders, the Proxy Statement and the accompanying proxy card, and BackWeb’s Annual Report on Form 10-K for the year ended December 31, 2005 are enclosed.

Please vote on each of the matters listed in the enclosed Notice of Annual General Meeting of Shareholders. Your Board of Directors recommends a vote “FOR” each of the proposals listed in the Notice. Please refer to the Proxy Statement for detailed information on each of the proposals.

The vote of every shareholder is important. Regardless of whether you plan to attend the meeting, please vote by signing and returning the enclosed proxy card as soon as possible in the envelope provided.

On behalf of the Board of Directors of BackWeb Technologies Ltd. and its management team, I would like to thank you for your continued interest in BackWeb and look forward to seeing you at the meeting.

Sincerely,

William Heye
Chief Executive Officer

BACKWEB TECHNOLOGIES LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held December 28, 2006

TO THE SHAREHOLDERS OF BACKWEB TECHNOLOGIES LTD.:

The 2006 Annual General Meeting of Shareholders of BackWeb Technologies Ltd. (the “Company”) will be held on Thursday, December 28, 2006, at 4:00 p.m., local time, at the Company’s principal executive offices located at 10 Ha’amal St., Park Afek, Rosh Ha’ayin 48092, Israel for the following purposes:

1. To re-elect Uday Bellary as a Class I director to serve for a term of three years, expiring upon the 2009 Annual General Meeting of Shareholders, or until his successor is elected;

2. To (i) ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 and (ii) authorize the Audit Committee to enter into an agreement to pay the fees of Grant Thornton on customary terms; and

3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on November 28, 2006 are entitled to attend and vote at the meeting. Shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Please note, however, that if your shares are held of record by a broker, bank, or other nominee, and you wish to vote at the meeting, you must obtain from that broker, bank, or other nominee a proxy card issued in your name. If you send in your proxy card and then decide to attend the meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

FOR THE BOARD OF DIRECTORS,

Eli Barkat
Chairman of the Board of Directors

Rosh Ha’ayin, Israel
November 30, 2006

IMPORTANT:

Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy card in the envelope provided.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE RE-ELECTION OF CLASS I DIRECTOR
COMPENSATION OF DIRECTORS
BOARD MEETINGS AND COMMITTEES
PROPOSAL TWO RATIFICATION OF APPOINTMENT AND COMPENSATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
RELATED PARTY TRANSACTIONS
STOCK PERFORMANCE GRAPH
DEADLINE FOR FUTURE PROPOSALS OF SHAREHOLDERS
OTHER PROPOSED ACTION
APPENDIX A

BACKWEB TECHNOLOGIES LTD.

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BackWeb Technologies Ltd., an Israeli company (the “Company” or “BackWeb”), for use at the Company’s Annual General Meeting of Shareholders (the “Annual General Meeting”), to be held on Thursday, December 28, 2006, at 10 Ha’amal St., Park Afek, Rosh Ha’ayin 48092, Israel, commencing at 4:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual General Meeting of Shareholders.

The Notice of Annual General Meeting of Shareholders, this Proxy Statement and the accompanying proxy card, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, are first being mailed on or about November 30, 2006 to shareholders entitled to vote at the Annual General Meeting.

Record Date and Shares Outstanding

The Board has set November 28, 2006 (the “Record Date”) as the record date for the Annual General Meeting. Only holders of record of the Company’s Ordinary Shares, par value NIS 0.03 per share (“Ordinary Shares”), at the close of business on that date are entitled to vote at and attend the Annual General Meeting. Shareholders who hold Ordinary Shares as of the Record Date through a bank, broker or other nominee that is a shareholder of record of the Company or that appears in the participant listing of a security depository are also entitled to notice of, and to vote at, the Annual General Meeting. We had approximately 41,303,994 Ordinary Shares outstanding as of the Record Date.

Solicitation and Voting

The Company will bear the cost of soliciting proxies for the Annual General Meeting. The Company will ask banks, brokerage houses, fiduciaries and custodians holding Ordinary Shares in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such Ordinary Shares, and the Company may also reimburse them for their reasonable expenses in doing so. In addition to soliciting proxies by mail, the Company and its directors, officers and employees, may also solicit proxies personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or employees for such services.

Each shareholder is entitled to one vote for each Ordinary Share held by such person on all matters presented at the meeting. The required quorum for the transaction of business at the Annual General Meeting is two or more shareholders present in person or by proxy and holding, in the aggregate, more than fifty percent of the Company’s Ordinary Shares issued and outstanding on the Record Date. Under Israeli law, broker non-votes, which occur when a shareholder does not give a proxy to his or her broker with instructions as to how to vote his or her shares, and abstentions will be disregarded and will have no effect on whether the requisite vote is obtained. However, broker non-votes and abstentions will be counted for purposes of establishing a quorum.

Proxies properly executed, duly returned to and received by the Company prior to the Annual General Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are given on the proxies, such proxies will be voted “FOR” the election of Uday Bellary as a Class I director and “FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 and the authorization for the Audit Committee to enter into an agreement to pay the fees of Grant Thornton on customary terms.

Revocability of Proxies

Any shareholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by delivering to the Secretary of the Company, prior to the Annual General Meeting, at the above address of the Company, a written notice of revocation or a duly executed proxy bearing a later date. A shareholder of record at the close of business on the Record Date may also revoke his or her proxy by voting in person if present at the Annual General Meeting. Attendance at the Annual General Meeting will not, by itself, revoke a proxy.

PROPOSAL ONE

RE-ELECTION OF CLASS I DIRECTOR

In accordance with the Company’s Articles of Association, the Company’s shareholders last fixed the maximum number of directors at six. The Company currently has five directors, one of whom is standing for re-election at this Annual General Meeting. Proxies cannot be voted for a greater number of persons than the nominees named in this Proxy Statement.

Our Articles of Association provide for a classified Board, with directors being divided into Class I, Class II and Class III. Outside Directors elected in accordance with Israel’s Companies Law are not members of any class of directors.

Mr. Uday Bellary serves as a Class I director. His term expires as of this 2006 Annual General Meeting of Shareholders. Shareholders are being asked to re-elect Mr. Bellary as a Class I director, to serve for a term of three years, expiring upon the 2009 Annual General Meeting of Shareholders, or until his successor is elected.

Biographical information concerning Mr. Bellary, the nominee for re-election as a Class I director is set forth below.

Nominee for Re-election to the Board as a Class I Director to Serve for a Three-Year Term Until the Annual General Meeting of Shareholders to Be Held in 2009

Uday Bellary

UDAY BELLARY, age 51, has served as one of our directors since 2004. Mr. Bellary has been the Chief Financial Officer of Atrica, Inc., a telecommunications equipment manufacturer, since April 2005. Prior to that, Mr. Bellary was the Executive Vice President and Chief Financial Officer of VL, Inc., a provider of “Voice over IP” technology and services from September 2003 until April 2005. From February 2000 through September 2003, Mr. Bellary served as Senior Vice President, Finance & Administration and Chief Financial Officer of Metro Optix, Inc., a provider of optical networking equipment that was acquired in September 2003 by Xtera Communications. From September 1997 to October 1999, he served as Vice President of Finance and Chief Financial Officer of MMC Networks, Inc., a manufacturer of network processors that was acquired in October 2000 by Applied Micro Circuits Corporation. Mr. Bellary also serves on the board of directors of Versant Corporation and several private companies. Mr. Bellary holds a B.S. degree in finance, accounting and economics from Karnatak University, India and a DMA degree in finance and managerial accounting from the University of Bombay, India. He is a Certified Public Accountant in the U.S. and a Chartered Accountant in India.

The terms of office of William Heye, the Company’s Class II director whose term is scheduled to expire at the 2007 Annual General Meeting of Shareholders, Eli Barkat, the Company’s Class III director whose term is scheduled to expire at the 2008 Annual General Meeting of Shareholders, Amir Makleff, one of the Company’s Outside Directors whose term is scheduled to expire at the 2008 Annual General Meeting of Shareholders, and Kara Andersen, one of the Company’s Outside Directors whose term is scheduled to expire at the 2007 Annual General Meeting of Shareholders, will continue beyond the Annual General Meeting. Therefore, they are not required to stand for re-election at this Annual General Meeting. Biographical information concerning Messrs. Heye, Barkat and Makleff and Ms. Andersen are set forth below.

Class II Director Whose Term Continues Until the Annual General Meeting of Shareholders to Be Held in 2007

William Heye

WILLIAM HEYE, age 45, has been one of our directors since 2005. Mr. Heye became the Company’s Chief Executive Officer on October 11, 2004. Prior to that, he served as the Company’s Vice President, Business Development and Products from 2003 through 2004, as the Company’s Vice President, Professional Services from 2001 through 2003, as Director of Research and Development from 1998 through 2001, and as Director of Product Management and Marketing from 1996 through 1998. Prior to joining BackWeb, from 1992 to 1996 Mr. Heye was Director of Marketing & Sales at The Voyager Company, a media company, responsible for launching the company’s consumer film and CD-ROM products and developing sales and marketing programs. From 1985 to 1990, Mr. Heye held various technical and field sales positions at IBM. Mr. Heye holds a B.S. in mechanical engineering and a B.A. in English from Texas A&M University, and an M.B.A. from the Harvard Business School.

Class III Director Whose Term Continues Until the Annual General Meeting of Shareholders to Be Held in 2008

Eli Barkat

ELI BARKAT, age 43, is a managing director of BRM Capital, an Israeli venture capital firm. Mr. Barkat has served as our Chairman of the Board since 1996. He also served as our Chief Executive Officer from 1996 through December 2003. From 1988 to February 1996, Mr. Barkat served as a Managing Director and Vice President of Business Development of BRM Technologies Ltd., a technology venture firm. Prior to 1988, Mr. Barkat held various positions with the Aurec Group, a communications media and information company, and Daizix Technologies, a computer assisted design applications company. In addition, Mr. Barkat served as a paratrooper in the Israel Defense Forces where he attained the rank of lieutenant. Mr. Barkat holds a B.S. in computer science and mathematics from the Hebrew University of Jerusalem.

Outside Director Whose Term Continues Until the Annual General Meeting of Shareholders to Be Held in 2007

Amir Makleff

AMIR MAKLEFF, age 58, has served as one of our directors since 2004. Mr. Makleff is a co-founder of BridgeWave Communications, a provider of gigabit wireless products and high frequency Micro-Electro-Mechanical Systems (MEMS) technology, and has served as its President and Chief Executive Officer since January 1999. From November 1995 to November 1998, Mr. Makleff served as Chief Operating Officer and Senior Vice President of Engineering of Netro Corporation, a fixed wireless networking infrastructure provider. From 1990 to 1995, Mr. Makleff served as General Manager and Vice President, Engineering of the Access Division of Telco System, a telecom equipment supplier. Prior to that, Mr. Makleff held senior engineering and marketing positions at Nortel, Amdahl Corporation, and Telestream Corporation, of which he was co-founder. Mr. Makleff served for eight years in various senior research and development roles in the Israeli Ministry of Defense. Mr. Makleff holds a B.S. and an M.S. from the Technion — Israel Institute of Technology.

Outside Director Whose Term Continues Until the Annual General Meeting of Shareholders to Be Held in 2008

Kara Andersen

KARA ANDERSEN, age 42, has served as one of our directors since 2005. Ms. Andersen is Vice President of Operations and General Counsel at PneumRx, Inc., a medical device company. Prior to joining PneumRx in August 2004, Ms. Andersen was a partner at the law firm of Keker & Van Nest, LLP, where she had practiced since 1996. Ms. Andersen currently serves on the Boards of Directors of the Legal Aid Society-Employment Law Center and of ODC, a non-profit arts organization. Ms. Andersen received an A.B. in organizational behavior and management and French literature from Brown University and a J.D. from the UCLA School of Law.

COMPENSATION OF DIRECTORS

At the 2003 Annual General Meeting of Shareholders, shareholders approved a cash compensation package for non-employee directors. Under the approved compensation policy, non-employee directors receive cash remuneration consisting of $1,000 per fiscal quarter, plus $1,000 for each Board meeting attended and $1,000 for each Committee meeting attended. In addition, the Chair of the Audit Committee receives an additional $500 per Audit Committee meeting. Meeting fees for Board meetings require in person or videoconference attendance, with one telephone meeting exception allowed for each year. Committee meeting attendance may be in person, by videoconference, or by telephone.

In addition, under the policy approved by the shareholders, non-employee directors are eligible for non-discretionary grants of stock options under the Company’s option plans. Non-employee directors receive a non-discretionary option grant of 50,000 Ordinary Shares upon their initial election or appointment to the Board and annual option grants of 15,000 Ordinary Shares at each Annual General Meeting of Shareholders thereafter during their term of service. Annual option grants are not made in cases where a director’s term of office prior to the Annual General Meeting has been shorter than six months. The non-discretionary grants vest over a period of four years, with one-quarter of the Ordinary Shares subject to the option becoming vested and exercisable after one year and monthly thereafter over the remaining period of thirty-six months, subject to continued service as a director of the Company. The grant date of the initial option grant is the date that the non-employee director is initially elected or appointed to the Board. The grant date of the annual option grant is the date of the Annual General Meeting. The exercise price for these non-discretionary grants is the closing sale price of the Company’s Ordinary Shares on The Nasdaq Capital Market the day before the grant date.

In connection with the policy described in the preceding paragraph, in December 2005, we granted Ms. Andersen an option to purchase 50,000 Ordinary Shares upon her initial election to the Board, and we granted each of Messrs. Barkat, Bellary and Makleff options to purchase 15,000 Ordinary Shares following the completion of our 2005 Annual General Meeting of Shareholders.

Reasonable expenses incurred by each director in connection with his or her duties as a director are also reimbursed. A Board member who is also an employee of BackWeb does not receive compensation for service as a director.

BOARD MEETINGS AND COMMITTEES

The Board held a total of five meetings (including regularly scheduled and special meetings) during fiscal 2005. Each of our directors, other than Ms. Andersen who was elected to the Board on December 29, 2005, attended at least 75% of the aggregate of all meetings of the Board and any meetings of committees of the Board on which he served.

The Board has a standing Audit Committee and Compensation Committee. The Board does not currently have a formal nominating committee or a governance committee. The functions customarily performed by nominating and governance committees are performed by the independent members of the Board who make recommendations to the full Board regarding candidates for nomination and the size and composition of the Board. The independent members of the Board monitor the mix of skills, experience and background of the Board to ensure it maintains the necessary composition to effectively perform its oversight functions. The independent members of the Board may from time to time solicit and receive recommendations for candidates from members of the Board, senior level executives, individuals personally known to the members of the Board, and third party search firms as appropriate. In order to be considered for membership on the Board, a candidate should possess, at a minimum, the following qualifications:

•	high personal and professional ethics and integrity;

•	commitment to representing the long-term interests of the Company’s shareholders;

•	objectivity and practical and mature judgment; and

•	willingness to understand the business of the Company and to devote adequate time to carry out his or her duties.

The independent members of the Board believe that their processes effectively serve the functions of a nominating and governance committee, and do not believe there is a need for a separate, formal nominating or governance committee. Although there is no formal policy regarding shareholder nominees, the independent members of the Board believe that shareholder nominees should be viewed in substantially the same manner as other nominees. The consideration of any candidate for director will be based on the independent members of the Board’s assessment of the individual’s background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. Shareholders wishing to propose nominees for consideration for the Board should submit the candidate’s name and qualifications to our Corporate Secretary prior to the deadlines set forth under “Deadline for Future Proposals of Shareholders” in this Proxy Statement.

The current members of the Audit Committee are Messrs. Bellary and Makleff and Ms. Andersen, with Mr. Bellary serving as the chair of the Audit Committee. One of our former directors, Isabel Maxwell, served as a member of the Audit Committee until she left the Board in May 2005, and Mr. Bellary joined the Audit Committee in July 2005. As described in more detail in the Report of the Audit Committee of the Board of Directors in this Proxy Statement, the Audit Committee is responsible for assisting the Board in its oversight of our accounting and financial reporting processes, the audits of our financial statements, and our system of internal controls. The Audit Committee held five meetings in fiscal 2005. The Board of Directors has determined that Mr. Bellary is an “audit committee financial expert,” as defined under Item 401(h) of Regulation S-K. Each member of the Audit Committee is independent as defined under the rules of The Nasdaq Stock Market and as required under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The Audit Committee operates under a written charter, the most current copy of which is set forth as Appendix A to this Proxy Statement.

The Compensation Committee currently consists of Messrs. Makleff and Bellary and Ms. Andersen, with Mr. Makleff serving as the chair of the Compensation Committee. As described in more detail in the Report of the Compensation Committee of the Board of Directors in this Proxy Statement, the Compensation Committee reviews and approves all forms of compensation to be provided to the Company’s executive officers, consults with management regarding compensation and benefits for non-executive officers and other employees, and oversees our compensation and benefits policies generally. The Compensation Committee held two meetings in fiscal 2005. Each member of the Compensation Committee is independent as defined under the rules of The Nasdaq Stock Market, “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code.

Communication with the Board

Shareholders may send communications to the Board of Directors by writing to them at BackWeb Technologies Ltd., Attention: Vice President, Finance, 2077 Gateway Place, Suite 500, San Jose, CA 95110. All shareholder communications will be reviewed by the Vice President, Finance and forwarded to the Board, if appropriate. Our Vice President, Finance reserves the right to not forward to board members any abusive, threatening, or otherwise inappropriate materials.

Directors’ Attendance at Annual General Meetings of Shareholders

Although we do not have a formal policy regarding attendance by members of the Board at our Annual General Meeting of Shareholders, we encourage directors to attend. In 2005, one of our directors attended our Annual General Meeting of Shareholders.

Vote Required

The affirmative vote of a majority of the Ordinary Shares voting on this proposal in person or by proxy is required for the re-election of Mr. Bellary as a Class I director.

THE COMPANY’S BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RE-ELECTION OF MR. BELLARY AS A CLASS I DIRECTOR.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT AND COMPENSATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2006, and to serve as auditors, within the meaning of the Israel’s Companies Law.

Fees Paid to Independent Registered Public Accounting Firm

The following table summarizes the aggregate fees billed to the Company by Grant Thornton and Ernst & Young LLP, the Company’s former independent registered public accounting firm, (“Ernst & Young”), in 2004 and 2005:

	2004	2005

Audit Fees	$255,000	$233,000
Audit-Related Fees	39,000	14,000
Tax Fees	—	—
All Other Fees	13,000	—

Total	$307,000	$247,000

Audit Fees.  This category includes the audit of BackWeb’s annual financial statements and review of financial statements included in BackWeb’s Quarterly Reports on Form 10-Q. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and statutory audits. The amount in 2004 includes cash payments made to Ernst & Young of $70,000.

Audit-Related Fees.  This category consists of assurance and related services that are reasonably related to the performance of the audit or review of BackWeb’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category related to preparation of financial statements in the Company’s international subsidiaries and other local compliance activities. The amount in 2004 represents cash payments made to Ernst & Young of $39,000.

Tax Fees.  There were no fees billed to the Company in either of 2004 or 2005 by Grant Thornton or Ernst & Young for tax compliance, tax advice or tax planning services.

All Other Fees.  This category consists of the aggregate fees billed for professional services rendered, other than the services reported above. The services for the fees disclosed under this category include liquidation services for certain international subsidiaries, as well as other consulting services unrelated to audit and tax services. The amount in 2004 represents cash payments made to Ernst & Young of $7,000.

Pre-Approval Process for Auditor Services

The services performed by Grant Thornton in 2004 and 2005 were pre-approved in accordance with the pre-approval procedures adopted by the Audit Committee. All requests for audit, audit-related, tax, and other services must be submitted to the Audit Committee for pre-approval with an estimate of fees for the services. Pre-approval is generally provided at regularly scheduled meetings.

Ratification of Independent Registered Public Accounting Firm

The Board is seeking (1) ratification by the shareholders for the Audit Committee’s selection and appointment of Grant Thornton as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006, and (2) the authorization by the shareholders for the Audit Committee to enter into an agreement to pay the fees of Grant Thornton as the independent registered public accounting firm of the Company on customary terms. Shareholder ratification of the Company’s independent registered public accounting firm, including the authorization for the Audit Committee to enter into an agreement for their fees, is required under Israel’s Companies Law.

Representatives of Grant Thornton are expected to be present at this Annual General Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions. In accordance with Section 60(b) of Israel’s Companies Law, shareholders are invited to discuss the Company’s Consolidated Financial Statements for the year ended December 31, 2005, and questions regarding the financial statements may be addressed to us or to Grant Thornton.

Vote Required

The affirmative vote of a majority of the Ordinary Shares voting on this proposal in person or by proxy is required for the ratification and approval of the appointment of Grant Thornton and the authorization of the Audit Committee to enter into an agreement with Grant Thornton with respect to its fees.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006, AND THE AUTHORIZATION OF THE AUDIT COMMITTEE TO ENTER INTO AN AGREEMENT TO PAY THE FEES OF GRANT THORNTON.

OTHER INFORMATION

Executive Officers

Biographical information for Ken Holmes, the Company’s Vice President, Finance is set forth below. Mr. Holmes along with Mr. Heye, whose biographical information is contained in Proposal One, are currently the Company’s only executive officers. Executive officers are designated as such and serve at the discretion of the Board, and until their successors have been duly elected and qualified, unless sooner removed by the Board.

KEN HOLMES, age 40, became the Company’s Vice President, Finance on October 11, 2004. Prior to that, he served as the Company’s Senior Director of Finance and Corporate Controller from May 2003 through October 2004. Prior to BackWeb, from January 2001 through May 2003, Mr. Holmes was Chief Financial Officer of Project InVision, a project management software company. He was also the Senior Director of Finance at QuantumShift from February 1998 through December 2000, and has held finance positions at NeXT Software and Omnis Software. Mr. Holmes holds a B.S. in finance from The University of San Francisco.

Relationship Among Directors or Executive Officers

There are no family relationships between any director or executive officer and any other director or executive officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our Ordinary Shares beneficially owned, as of November 20, 2006, by (1) persons known by us to own 5% or more of our Ordinary Shares, (2) each Named Executive Officer listed in the Summary Compensation Table below, (3) our current directors and (4) our current executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC.

The address for each listed director and executive officer is c/o BackWeb Technologies Ltd., 2077 Gateway Place, Suite 500, San Jose, CA 95110. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all Ordinary Shares shown as beneficially owned by them. The number of Ordinary Shares outstanding used in calculating the percentages in the table below includes the Ordinary Shares underlying options or warrants held by such person that are exercisable within 60 days of November 20, 2006, but excludes Ordinary Shares underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 41,303,994 Ordinary Shares outstanding as of November 20, 2006.

	Number of	Percentage of
	Ordinary Shares	Ordinary Shares
Beneficial Owner	Beneficially Owned	Beneficially Owned

5% or Greater Shareholders
EliBarkat Holdings Ltd.(1)	3,352,342	8.1%
8 Hamarpe Street Har Hotzvim Jerusalem 91450 Israel
Yuval 63 Holdings (1995) Ltd.(2)	3,352,342	8.1%
8 Hamarpe Street Har Hotzvim Jerusalem 91450 Israel
NirBarkat Holdings Ltd.(3)	3,352,342	8.1%
8 Hamarpe Street Har Hotzvim Jerusalem 91450 Israel
Named Executive Officers and Directors
Eli Barkat(4)	5,356,089	13.0%
Kara Andersen(5)	12,500	*
Uday Bellary(6)	33,958	*
Amir Makleff(7)	33,958	*
William Heye(8)	964,250	2.3%
Ken Holmes(9)	260,000	*
Current executive officers and directors as a group (6 persons)(10)	6,660,755	16.2%

*	Less than 1%

(1)	Eli Barkat substantially controls the voting power of EliBarkat Holdings Ltd. The shares listed in the table above for EliBarkat Holdings Ltd. do not include (1) 548,131 Ordinary Shares owned directly by Mr. Barkat, (2) 1,000 Ordinary Shares owned directly by Mr. Barkat’s wife, with respect to which he disclaims beneficial ownership, (3) and 606,592 Ordinary Shares held by BRM Technologies Ltd. in which EliBarkat Holdings Ltd. is a shareholder, with respect to which shares Mr. Barkat and EliBarkat Holdings Ltd. disclaim beneficial ownership except to the extent of their pecuniary interest therein. The address of EliBarkat Holdings Ltd. is 2077 Gateway Place, Suite 500, San Jose, CA 95110.

(2)	Yuval Rakavy, a former BackWeb director, owns substantially all of the equity and voting power of Yuval Rakavy Ltd., the parent company of Yuval 63 Holdings (1995) Ltd. The shares listed in the table above for Yuval 63 Holdings (1995) Ltd. do not include 606,592 Ordinary Shares held by BRM Technologies Ltd. in which Yuval 63 Holdings (1995) Ltd. is a shareholder, with respect to which shares Mr. Rakavy and Yuval 63

Holdings (1995) Ltd. disclaim beneficial ownership except to the extent of their pecuniary interest therein. The address of Yuval 63 Holdings (1995) Ltd. is 2077 Gateway Place, Suite 500, San Jose, CA 95110.

(3)	Nir Barkat, a former BackWeb director, owns substantially all of the equity and voting power of Nir Barkat Ltd., the parent company of NirBarkat Holdings Ltd. Nir Barkat is the brother of Eli Barkat, our Chairman and former Chief Executive Officer. The shares listed in the table above for Nir Barkat Ltd. do not include 606,592 Ordinary Shares held by BRM Technologies Ltd. in which Nir Barkat Ltd. is a shareholder, with respect to which shares Mr. Barkat and Nir Barkat Ltd. disclaim beneficial ownership except to the extent of their pecuniary interest therein. The address of Nir Barkat Ltd. is 2077 Gateway Place, Suite 500, San Jose, CA 95110.

(4)	The shares listed in the table above for Eli Barkat include 3,352,342 Ordinary Shares held by EliBarkat Holdings Ltd., an entity substantially controlled by Eli Barkat, 1,000 Ordinary Shares owned directly by Mr. Barkat’s wife, with respect to which he disclaims beneficial ownership, and options to purchase 1,712,812 Ordinary Shares that are exercisable within 60 days of November 20, 2006. The shares listed in the table above for Eli Barkat do not include 606,592 Ordinary Shares held by BRM Technologies Ltd. in which EliBarkat Holdings Ltd., an entity substantially controlled by Mr. Barkat, is a shareholder, with respect to which shares Mr. Barkat and EliBarkat Holdings Ltd. disclaim beneficial ownership except to the extent of their pecuniary interest therein.

(5)	The shares listed in the table above for Ms. Andersen consist of options to purchase 12,500 Ordinary Shares that are exercisable within 60 days of November 20, 2006.

(6)	The shares listed in the table above for Mr. Bellary consist of options to purchase 33,958 Ordinary Shares that are exercisable within 60 days of November 20, 2006.

(7)	The shares listed in the table above for Mr. Makleff consist of options to purchase 33,958 Ordinary Shares that are exercisable within 60 days of November 20, 2006.

(8)	The shares listed in the table above for Mr. Heye include options to purchase 957,583 Ordinary Shares that are exercisable within 60 days of November 20, 2006.

(9)	The shares listed in the table above for Mr. Holmes include options to purchase 250,000 Ordinary Shares that are exercisable within 60 days of November 20, 2006.

(10)	The shares listed in the table above for our executive officers and directors as a group include options to purchase 3,000,811 Ordinary Shares that are exercisable within 60 days of November 20, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of the Company’s Ordinary Shares to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Executive officers, directors and greater than 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to its fiscal year ended December 31, 2005, all filing requirements applicable to its executive officers, directors and 10% shareholders were met, with the exception of the following: a Form 3 was not filed in connection with the election of Ms. Andersen to the Board in December 2005 and Forms 4 were not filed with respect to the option grants made to (1) Ms. Andersen and each of Messrs. Barkat, Bellary and Makleff in December 2005 and (2) Moshe Raccah, the Company’s former Vice President of Business Development and Professional Services, and Pete Szalay, the Company’s former Vice President of Sales and Marketing, in connection with the commencement of their employment with the Company in October 2005.

EXECUTIVE COMPENSATION

The following table sets forth the compensation earned for services rendered to us in all capacities for the fiscal years ended December 31, 2005, 2004 and 2003 by our Chief Executive Officer and the Company’s one other executive officer who was serving as an executive officer of the Company as of December 31, 2005 and whose total salary and bonus for fiscal 2005 was at least $100,000 (collectively, referred to as “Named Executive Officers” in this Proxy Statement):

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation
		Annual Compensation			Awards
				Other Annual	Securities
				Compensation	Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(3)	Options (#)

William Heye(1)	2005	180,000	90,000	14,461	—
Chief Executive Officer	2004	180,000	44,126	11,763	700,000
	2003	180,000	13,771	50,977	60,000
Ken Holmes(2)	2005	155,000	56,364	—	—
Vice President, Finance	2004	155,000	25,480	—	193,000
	2003	99,260	9,141	—	66,000

(1)	Mr. Heye became Chief Executive Officer in October 2004. Prior to that, Mr. Heye served as the Company’s Vice President, Business Development and Products from April 2003 through 2004 and as the Company’s Vice President, Professional Services in 2003 prior to becoming Vice President, Business Development and Products.

(2)	Mr. Holmes joined BackWeb in May 2003.

(3)	The “Other Annual Compensation” column includes commission payments and vacation payout amounts.

Stock Option Grants in Last Fiscal Year

The Company did not grant stock options to any of its Named Executive Officers during the fiscal year ended December 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

None of the Named Executive Officers exercised any of his options during the fiscal year ended December 31, 2005. The following table sets forth the number and value of securities underlying unexercised options held by each of the Named Executive Officers as of December 31, 2005.

Amounts shown under the column “Value of Unexercised In-the-Money Options at Fiscal Year End” are based on the fair market value, i.e. the closing sale price, of our Ordinary Shares as quoted on the Nasdaq Capital Market on December 30, 2005 (which was $0.56 per Ordinary Share), the last trading day during 2005, less the exercise price payable for such Ordinary Shares.

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money Options at
	Options at Fiscal Year End		Fiscal Year End
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

William Heye	591,666	573,834	42,592	76,408
Ken Holmes	145,041	113,959	17,772	15,038

Employment Agreements

Mr. Heye’s current base salary is $200,000 and his bonus for 2006 may be up to $120,000 and will be determined according to the terms of BackWeb’s 2006 variable compensation plan. Mr. Heye’s employment is at will and may be terminated at any time, with or without formal cause.

Mr. Holmes’ current base salary is $165,000 and his bonus for 2006 may be up to $75,000 and will be determined according to the terms of BackWeb’s 2006 variable compensation plan. Mr. Holmes’s employment is at will and may be terminated at any time, with or without formal cause.

Compensation Committee Interlocks and Insider Participation

Messrs. Bellary and Makleff and Ms. Andersen are the current members of the Compensation Committee of our Board of Directors. Neither has ever been one of our officers or employees nor during the past fiscal year had any other interlocking relationships as defined by the SEC. None of our executive officers currently serves or in the past has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

The Compensation Committee of the Board is providing the following report on executive compensation in accordance with the rules and regulations of the SEC. This report outlines the policies of the Compensation Committee with respect to executive compensation, the various components of the Company’s compensation program for executive officers, and the basis on which the compensation for the Company’s Chief Executive Officer during 2005 was determined.

The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

General

The Compensation Committee’s functions include:

•	determining all forms of compensation of the Company’s Chief Executive Officer;

•	reviewing and approving all forms of compensation for the other executive officers, including salary, bonuses and stock options;

•	consulting with management regarding compensation and benefits for non-executive officers and other employees; and

•	overseeing our compensation and benefits policies generally.

Compensation Policies

The Company’s executive compensation policies have two principal goals: (1) attracting, rewarding and retaining executives, and (2) motivating executives to achieve short-term and long-term corporate goals that enhance shareholder value. Accordingly, the Compensation Committee’s objectives are to:

•	offer compensation opportunities that attract and retain executives whose abilities are critical to the Company’s long-term success and motivate individuals to perform at their highest level;

•	tie in a significant portion of the executive’s total compensation to achievement of financial, organizational, management and personal performance goals; and

•	reward outstanding individual performance by an executive officer that contributes to the Company’s long-term success.

Compensation of Executive Officers Generally

The Company’s compensation program for its executives emphasizes variable compensation, primarily through grants of short- and long-term performance-based incentives. Executive compensation generally consists of the following: (1) base salary; (2) incentive bonuses; and (3) long-term equity incentive awards in the form of stock option grants. Each executive officer’s compensation package is designed to provide an appropriately weighted mix of these elements.

Base Salary.  Base salary levels for each of the Company’s executive officers, including the Chief Executive Officer, are generally set within a range of base salaries that the Board (through the Compensation Committee or in its entirety) believes reflect market salaries for similar executive officers at comparable companies. Commercially available compensation surveys are used, when appropriate, to determine that such range is at or near the levels paid by comparable companies engaged in the software industry and located within comparable geographical locations. The Board does not use formulas but instead exercises its judgment based on considerations including overall responsibilities and the importance of these responsibilities to the Company’s success, experience and ability, past short-term and long-term job performance and salary history. In addition, in reviewing executive salaries generally and in setting the salary of the Chief Executive Officer, the Compensation Committee generally takes into account the Company’s past financial performance and future expectations, as well as changes in the executives’ responsibilities.

Incentive Bonuses.  The Compensation Committee recommends the payment of bonuses to provide an incentive to executive officers to be productive over the course of each fiscal year and to bring the total cash- based compensation to market levels. A portion of these bonuses are awarded if the Company achieves or exceeds certain corporate performance objectives and a portion of these bonuses are awarded if the executive achieves or exceeds certain personal goals.

Equity Incentives.  Stock options are used by the Company as long-term compensation to provide a stock-based incentive to improve the Company’s financial performance and to assist in the recruitment, retention and motivation of professional, managerial and other personnel. Generally, stock options are granted to executive officers from time to time based primarily upon the individuals’ actual and/or potential contributions to the Company and the Company’s financial performance. Stock options are designed to align the interests of the Company’s executive officers with those of its shareholders by encouraging executive officers to enhance the value of the Company, the price of its Ordinary Shares, and hence, the shareholders’ return. In addition, the vesting of stock options over a period of time is designed to create an incentive for the individual to remain with the Company. The Company has historically granted options to its executives to provide continuing incentives to the executives to meet future performance goals and to remain with the Company.

Compensation of the Chief Executive Officer

The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer based on the assessment of his past performance, its expectation of his future contributions to the Company’s performance and the compensation paid to chief executive officers of comparable companies. In connection with the appointment of William Heye as the Company’s Chief Executive Officer in October 2004 and based on a review of the market for comparable positions, the Compensation Committee recommended, and the Board approved, setting the base salary of Mr. Heye at $180,000, with the potential for a bonus of up to $144,000, which included a draw each quarter of $12,500 against an annual total bonus. Mr. Heye’s bonus for 2005 was determined in accordance with the terms of the Company’s 2005 bonus plan (the “2005 Bonus Plan”) and was based upon BackWeb meeting certain specified milestones related to 2005 annual revenue, BackWeb’s cash balance at the end of fiscal year 2005 and attainment of an additional business objectives. Based upon the Company’s performance in 2005 in relation to milestones specified in the 2005 Bonus Plan, the Compensation Committee authorized the Company to make payments under the 2005 Bonus Plan at the rate of 50% of target bonus, which resulted in Mr. Heye receiving a bonus of $90,000 for fiscal 2005. The Compensation Committee also reviewed Mr. Heye’s compensation in January 2006 and elected to increase Mr. Heye’s base salary to $200,000 per year, which includes a 25% quarterly recoverable draw against bonus, and set his target bonus at $120,000 for 2006.

Policy with Respect to Qualifying Compensation for Deductibility

Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of $1,000,000 paid by a corporation to its chief executive officer or any of its other four most highly compensated executive officers in a single year. The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of $1,000,000 per annum to any employee. The Board of Directors will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, may be appropriate in the future.

Kara Andersen, who was appointed to the Compensation Committee in December 2005 upon her election to the Company’s Board of Directors, did not take part in the foregoing actions by the Compensation Committee.

SUBMITTED BY THE COMPENSATION
COMMITTEE

Amir Makleff, Chairman
Uday Bellary
Kara Andersen

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Company’s Board is providing the following report in accordance with the rules and regulations of the SEC. The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

Role of the Audit Committee

The purpose of the Audit Committee is to assist the Board of Directors in its oversight of our accounting and financial reporting processes, the audits of our financial statements, and our system of internal controls. The Audit Committee’s primary responsibilities are to:

•	appoint, compensate, and oversee the work of the Company’s independent registered public accounting firm;

•	review the independent registered public accounting firm’s activities, performance, independence and fee arrangements;

•	request certain information from, and discuss certain matters with, the independent registered public accounting firm as required by applicable accounting standards; and

•	review with management, before release, our audited annual financial statements and unaudited interim financial statements, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our annual report on Form 10-K and quarterly reports on Form 10-Q.

In addition, under the Companies Law, the Audit Committee is required to monitor any deficiencies in the administration of the Company, including by consulting with the internal auditor, and to review and approve related party transactions (such as transactions with Office Holders or with controlling shareholders).

Management is responsible for: (1) the preparation and presentation of our financial statements; (2) our accounting and disclosure principles; and (3) our internal control over financial reporting designed to ensure compliance with accounting standards, applicable laws and regulations. Grant Thornton LLP, our independent registered public accounting firm for fiscal 2005, was responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States.

Review of Audited Financial Statements for Fiscal Year Ended December 31, 2005

Our Audit Committee has reviewed and discussed our audited financial statements with management. In addition, the Audit Committee has discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has also received written disclosures and the letter from Grant Thornton as required by the Independence Standards Board Standard

No. 1 (Independence Discussions with Audit Committees), and discussed with Grant Thornton their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors, and it approved and ratified, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the SEC.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Grant Thornton was in fact “independent.”

Kara Andersen, who was appointed to the Audit Committee in December 2005 upon her election to the Company’s Board of Directors, did not take part in the foregoing actions by the Audit Committee.

SUBMITTED BY THE AUDIT COMMITTEE

Uday Bellary, Chairman
Amir Makleff
Kara Andersen

RELATED PARTY TRANSACTIONS

Other than the compensation arrangements described in “Compensation of Directors” and “Executive Compensation,” since January 1, 2005, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of his or her immediate family had or will have a direct or indirect material interest.

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total shareholder return on the Company’s Ordinary Shares with the cumulative total return on The Nasdaq Composite Index and the Nasdaq Computer & Data Processing Stocks Index. The period shown commences on January 1, 2001 and assumes an initial investment of $100.00. The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company’s Ordinary Shares.

	1/1/2001	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
BackWeb	$100.00	$11.25	$1.92	$10.83	$11.50	$4.67
Nasdaq Computer & Data Processing Stocks Index	100.00	75.62	52.15	68.70	70.52	74.83
Nasdaq Stock Market (U.S.)	100.00	79.77	55.15	82.45	84.89	89.27

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, this stock price performance graph shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

DEADLINE FOR FUTURE PROPOSALS OF SHAREHOLDERS

Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the 2007 Annual General Meeting of Shareholders pursuant to SEC Rule 14a-8 must be received by the Secretary of the Company at the Company’s principal executive offices in Israel or at the offices of the Company’s U.S. subsidiary not later than July 31, 2007. Shareholders wishing to bring a proposal before our 2007 Annual General Meeting of Shareholders (but not include it in our proxy materials) must provide written notice of the proposal to the Secretary of the Company at the Company’s principal executive offices in Israel or at the offices of the Company’s U.S. subsidiary not later than October 14, 2007. In order to curtail controversy as to the date upon which such written notice is received by the Company or its U.S. subsidiary, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested, or a similar method which confirms the date of receipt.

OTHER PROPOSED ACTION

The Board is not aware of any other matters to be presented at the meeting.

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF BACKWEB TECHNOLOGIES LTD.
Amended and Restated as of April 28, 2003

Purpose

The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of BackWeb Technologies Ltd. and its subsidiaries (the “Company”), to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made in internal accounting controls, to select (subject to shareholder approval to the extent required by Israeli law) independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. In addition, the Audit Committee is responsible for identifying flaws in the business management of the Company, in consultation with the Company’s internal auditor and the independent accountants, and proposing remedial measures to the Board of Directors. The Committee also reviews for approval actions or transactions that by Israeli law require audit committee approval.

The Committee shall review and assess this Charter at least annually.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

Membership

The Audit Committee will consist of at least three (3) members of the Board, all of whom shall be independent directors, in accordance with the rules of The Nasdaq Stock Market, as they may be amended from time to time, and by the rules and regulations promulgated under the Securities Exchange Act of 1934. The Committee shall include every director who is required by Israel’s Companies Law to be a member, and shall exclude every director who is restricted by Israel’s Companies Law from serving as a member.

Each member of the Committee shall be financially literate or will become so within a reasonable period of time after appointment to the Committee. In addition, at least one (1) member of the Committee will have accounting or related financial management experience.

Subject to the foregoing, the members of the Audit Committee will be appointed by and will serve at the discretion of the Board of Directors.

Responsibilities

The responsibilities of the Audit Committee shall include:

1. Reviewing on a continuing basis the adequacy of the Company’s system of internal controls;

2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company’s internal audit function;

3. Reviewing the independent auditor’s proposed audit scope and approach;

4. Conducting a post-audit review of the financial statements and audit findings, including any suggestions for improvements provided to management by the independent auditors;

5. Reviewing the performance of the independent auditors;

6. Appointing the Company’s independent auditors, subject to the ratification and approval by the Company’s shareholders to the extent required by Israeli law;

7. Setting the compensation of and entering into fee arrangements with the independent auditors after such authority is delegated to the Committee by the Company’s Board of Directors and subject to the ratification and approval by the Company’s shareholders to the extent required by Israeli law;

A-1

8. Reviewing the audited financial statements and Management’s Discussion and Analysis in the Company’s annual report on Form 10-K;

9. Reviewing the unaudited quarterly operating results in the Company’s quarterly earnings release;

10. Overseeing compliance with Securities and Exchange Commission requirements for disclosure of auditor’s services and audit committee members and activities;

11. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

12. Identifying flaws in the business management of the Company, in consultation with the Company’s internal auditor and the independent accountants, and proposing remedial measures to the Board of Directors;

13. Reviewing related party transactions for potential conflicts of interest, and reviewing for approval actions or transactions that by Israeli law require audit committee approval;

14. Ensuring receipt from the outside auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditors;

15. Acting with the understanding that the outside auditors’ ultimate accountability is to the Board and the Audit Committee, as representatives of shareholders, it being understood that these shareholder representatives have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement);

16. Performing other oversight functions as requested by the full Board of Directors; and

17. Engaging independent counsel or other advisors, as it deems necessary, to carry out its duties, and to be provided with appropriate funding from the Company, as determined by the Committee.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

Meetings

The Audit Committee will meet from time to time as determined by the Board and/or the members of the Committee, and shall generally meet on a quarterly basis. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. If so requested by the internal auditor, and subject to the applicable provisions of Israel’s Companies Law, the Audit Committee will convene for a special meeting on such topic as may be specified by the internal auditor.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report. The Audit Committee will meet with the internal auditor of the Company, at such times as it deems appropriate, to review the internal auditor’s examination and reports. In addition, to the extent required by Israel’s Companies Law, the internal auditor shall receive notice of, and shall be entitled to attend, every meeting of the Audit Committee.

Minutes

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

A-2

BACKWEB TECHNOLOGIES LTD.
ANNUAL GENERAL MEETING OF SHAREHOLDERS, DECEMBER 28, 2006
P R O X Y
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
BACKWEB TECHNOLOGIES LTD.
PROXY
The undersigned shareholder revokes all previous proxies, acknowledges receipt of the notice of the Annual General Meeting of Shareholders to be held Thursday, December 28, 2006 and the Proxy Statement related thereto and appoints William Heye, Ken Holmes and Boaz Hamo, and each of them, with full power of substitution, the proxy of the undersigned, with full power of substitution, to vote all Ordinary Shares of BackWeb Technologies Ltd. which the undersigned is entitled to vote, either on his own behalf or on behalf of an entity or entities, at the Annual General Meeting of Shareholders of the Company to be held at 10 Ha’amal St., Park Afek, Rosh Ha’ayin 48092, Israel on Thursday, December 28, 2006 at 4:00 p.m., local time, and at any adjournment or postponement thereof.
I hereby vote my Ordinary Shares of BackWeb Technologies Ltd. as specified on the reverse side of this card.
Address change information: MARK HERE FOR ADDRESS CHANGE AND NOTE ON REVERSE [ ]
SEE REVERSE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH HERE
☑ Please mark votes as in this example.
The Board of Directors recommends a vote FOR each of the matters listed below. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposals No. 1 and 2 if no specification is made. In addition, unless the undersigned has marked YES next to Item 3 below, the undersigned confirms that the undersigned is NOT a controlling shareholder of the Company (in general, a person will be deemed a controlling shareholder if he/she/it has the power to direct the activities of the Company, otherwise than by reason of being a director or other office holder of the Company).

WITHHOLD
		FOR	AUTHORITY
1.	Re-election of Uday Bellary as a Class I director (term through the 2009 Annual General Meeting of Shareholders)	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of Audit Committee selection and appointment of Grant Thornton LLP as independent registered public accounting firm for the 2006 fiscal year and authorization for the Audit Committee to enter into an agreement to pay the fees of Grant Thornton on customary terms.	☐	☐	☐
		YES	NO
3.	I am a controlling shareholder of the Company	☐	☐

Signature(s):	Date:

Note: Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.